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EXHIBIT 99.1

        LETTER OF TRANSMITTAL

to Exchange All of the Outstanding
4.125% Senior Notes Due 2025
(Rule 144A CUSIP No. 858119BG4*)
(Regulation S CUSIP No. U85795AQ2*)
FOR
4.125% Senior Notes Due 2025
Registered Under the Securities Act
(CUSIP No. 858119BH2*)
OF

STEEL DYNAMICS, INC.

        THE EXCHANGE WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                    , 2017 (THE "EXPIRATION DATE") UNLESS EXTENDED BY STEEL DYNAMICS, INC.

The Exchange Agent for the Exchange is:

Wells Fargo Bank, National Association

Regular Mail, Registered or Certified
Mail, or Air Courier:
Wells Fargo Bank , N.A.
Corporate Trust Operations
MAC N9300-070
600 South Fourth Street
Minneapolis, MN 55415
Or
 By Facsimile Transmission:
(612) 667-6282
Telephone:
(800) 344-5128

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

        The undersigned acknowledges receipt of the Prospectus dated                    , 2017 (the "Prospectus") of Steel Dynamics, Inc. (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange") to exchange each $1,000 in principal amount of its 4.125% Senior Notes due 2025 that have been registered under the Securities Act, as amended (the "Registered Notes") for each $1,000 in principal amount of outstanding of 4.125% Senior Notes due 2025 (the "Old Notes"). The terms of the Registered Notes, referred to in the Prospectus as the Exchange Notes, are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Old Notes for which they may be exchanged pursuant to the Exchange, except that the Registered Notes are freely transferable by holders thereof (except as provided herein or in the Prospectus) and are not subject to any covenant regarding registration under the Securities Act, as amended (the "Securities Act").

        The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange.

*
If any Old Note or Registered Note contains a CUSIP number, no representation is made as to the correctness of such numbers either as printed on such Old Note or Registered Note or as contained in this Letter of Transmittal and the holder should rely only on the other identification numbers printed on such Old Note or Registered Note.

        PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

        List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amounts should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF OLD NOTES

Name(s) and Addresses of Registered Holder(s)	Certificate Number(s)	Aggregate Principal Amount Represented By Old Notes*	Principal Amount Tendered**

	$		$

	$		$

	$		$

*	Need not be completed by book-entry holders.
**	Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Old Notes. See Instruction 2.

        This Letter of Transmittal is to be used either if certificates representing Old Notes are to be forwarded herewith or if delivery of Old Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at the Depository Trust Company (the "Book-Entry Transfer Facility"), pursuant to the procedures set forth in the Prospectus under the caption "The Exchange—Procedures for Tendering." Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other documents required hereby to the Exchange Agent on or prior to 5:00 p.m. New York City time on the Expiration Date must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange—Procedures for Tendering."

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution(s)

The Depository Trust Company Account Number

Transaction Code Number

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s)

Name of Eligible Institution that Guaranteed Delivery

Date of Execution of Notice of Guaranteed Delivery

If Delivered by Book-Entry Transfer:

Account Number

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name

Address

        If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Registered Notes. If the undersigned is a broker-dealer that will receive Registered Notes for its own account in exchange for Old Notes that were acquired as result of market-making activities or other trading activities (other than Old Notes acquired directly from the Company), it acknowledges that it will deliver a prospectus in connection with any resale of such Registered Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. Any holder who is an "affiliate" of the Company or who has an arrangement or understanding with respect to the distribution of the Registered Notes to be acquired pursuant to the Exchange, or any broker-dealer who purchased Old Notes from the Company to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

 PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  1.
  Upon the terms and subject to the conditions of the Exchange, the undersigned hereby tenders to the Company the aggregate principal amount at maturity of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

  2.
  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any Registered Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Registered Notes, whether or not such person is the undersigned, that neither the holder of such Old Notes nor any such other person is engaging in or intends to engage in a distribution of such Registered Notes, and that neither the holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, as amended (the "Securities Act"), of the Company.

  3.
  The undersigned also acknowledges that the Exchange is being made in reliance on an interpretation, made to third parties, by the staff of the Securities and Exchange Commission (the "SEC") that the Registered Notes issued in exchange for the Old Notes pursuant to the Exchange may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Registered Notes are acquired in the ordinary course of such holders' business, such holders are not engaging in and do not intend to engage in the distribution of such Registered Notes and such holders have no arrangements with any person to participate in the distribution of such Registered Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Registered Notes. If the undersigned is a broker-dealer that will receive Registered Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of such Registered Notes. However, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

  4.
  The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be validly withdrawn only in accordance with the procedures set forth in the Prospectus under the caption "The Exchange—Procedures for Tendering Old Notes—Withdrawal Rights." See Instruction 9.

  5.
  Unless otherwise indicated in the box entitled "Special Issuance Instructions" below, please issue the Registered Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Registered Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes."

        THE UNDERSIGNED ACKNOWLEDGES THAT THE EXCHANGE IS SUBJECT TO THE MORE DETAILED TERMS SET FORTH IN THE PROSPECTUS AND, IN CASE OF ANY CONFLICT BETWEEN THE TERMS OF THE PROSPECTUS AND THIS LETTER, THE TERMS OF THE PROSPECTUS SHALL PREVAIL.

        THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS	SPECIAL DELIVERY INSTRUCTIONS
To be completed ONLY if certificates for Old Notes not exchanged and/or Exchange Notes are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) on this letter below, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.	To be completed ONLY if certificates for Old Notes not exchanged and/or Exchange Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this letter below or to such person or persons at an address other than shown in the box entitled "Description of Old Notes" on this letter above.

Mail Exchange Notes and/or Old Notes to:
Issue Exchange Notes and/or Old Notes to:	Name(s)*

(Please type or print)
Name(s)*	Name(s)*

(Please type or print)		(Please type or print)
Name(s)*	Address:

(Please type or print)
Address:

* (Such person(s) must properly complete a Form W-9, a Form W-8BEN, a Form W-8ECI, or a Form W-8IMY)
Credit unchanged Old Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

Book-Entry Transfer Facility Account Number, if applicable)	*	(Such person(s) must properly complete a Form W-9, a Form W-8BEN, a Form W-8ECI, or a Form W-8IMY

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

PLEASE SIGN HERE (TO BE COMPLETED BY ALL TENDERING HOLDERS)
X

X

X

Signature(s) of Owner	Date

Area Code and Telephone Number

        If a holder is tendering any Old Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):

Capacity:

Address:

SIGNATURE GUARANTEE
(if required by Instruction 3)

Signature(s) Guaranteed by an Eligible Institution:

(Authorized Signature)

(Title)

(Name and Firm)

 INSTRUCTIONS

1.     Delivery of this Letter and Notes; Guaranteed Delivery Procedures.

        This Letter is to be completed by holders of Old Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the Prospectus under the caption "The Exchange—Procedures for Tendering Old Notes—Book-Entry Interests." Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile thereof), with any required signature guarantees, and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations or principal amount at maturity of $2,000 or any integral multiple of $1,000 in excess thereof.

        Noteholders whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and any other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange—Procedures for Tendering—Guaranteed Delivery Procedures." Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) on or prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, must be received by the Exchange Agent within three trading days after the date of execution of the Notice of Guaranteed Delivery.

        The method of delivery of this Letter, the Old Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail it is recommended that holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. No Letter of Transmittal or Old Notes should be sent to the Company.

        See "The Exchange" section in the Prospectus.

2.     Partial Tenders.

        If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount at maturity of Old Notes to be tendered in the box above entitled "Description of Old Notes" under "Principal Amount Tendered." A reissued certificate representing the balance of nontendered Old Notes of a tendering holder who physically delivered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3.     Signatures on this Letter, Bond Powers and Endorsements, Guarantee of Signatures.

        If this Letter is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

        If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

        If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

        When this Letter is signed by the registered holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Registered Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.

        If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificates(s) or bond powers must be guaranteed by an Eligible Institution.

        If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted with this Letter.

        Endorsements on certificates for Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each an "Eligible Institution" and collectively, "Eligible Institutions").

        Signatures on the Letter need not be guaranteed by an Eligible Institution if (A) the Old Notes are tendered (i) by a registered holder of Old Notes (which term, for purposes of the Exchange, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Old Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or (ii) for the account of an Eligible Institution and (B) the box entitled "Special Registration Instructions" on this Letter has not been completed.

4.     Special Issuance and Delivery Instructions.

        Tendering holders of Old Notes should indicate in the applicable box the name and address to which Registered Notes issued pursuant to the Exchange and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated and such person named must properly complete a Form W-9, a Form W-8BEN, a Form W-8ECI, or a Form W-8IMY. Noteholders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such Notes not exchanged will be returned to the name and address of the person signing this Letter.

5.     Transfer Taxes.

        The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange. If, however, Registered Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

6.     Waiver of Conditions.

        The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

7.     No Conditional Tenders.

        No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

        Although the Company intends to notify holders of defects or irregularities with respect to tenders of Old Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give any such notice.

8.     Mutilated, Lost, Stolen or Destroyed Old Notes.

        Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9.     Withdrawal of Tenders.

        Tenders of Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

        For a withdrawal of a tender of Old Notes to be effective, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Old Notes to be withdrawn (the "Depositor"), (ii) identify the Old Notes to be withdrawn (including the certificate number or numbers and principal amount of such Old Notes), (iii) be signed by the holder in the same manner as the original signature on this Letter by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee under the Indenture pursuant to which the Old Notes were issued register the transfer of such Old Notes into the name of the person withdrawing the tender, and (iv) specify the name in which any such Old Notes are to be registered, if different from that of the Depositor. Any Old Notes so properly withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange. Any Old Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal, rejection of tender, or termination of the Exchange. Properly withdrawn Old Notes may be retendered by following the procedures described above at any time on or prior to 5:00 p.m., New York City time, on the Expiration Date.

        All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities, or conditions of tender as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange (including the instructions of this Letter) will be final and binding on all parties. None of the Company, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal of tenders, or incur any liability for failure to give any such notification.

10.   Requests for Assistance or Additional Copies.

        Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

IMPORTANT TAX INFORMATION

        Each prospective holder of Registered Notes should complete the attached Form W-9. Under current federal income tax law, a holder of Registered Notes is required to provide the correct taxpayer identification number ("TIN") on Form W-9 or otherwise establish a basis for exemption from backup withholding to prevent any backup withholding on any payments received in respect of the Registered Notes. If a holder of Registered Notes is an individual, the TIN is such holder's social security number. If the correct taxpayer identification number is not provided, a holder of Registered Notes may be subject to a $50 penalty imposed by the Internal Revenue Service.

        Certain holders of Registered Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt prospective holders of Registered Notes should indicate their exempt status on Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Exchange Agent the appropriate Internal Revenue Service Form W-8 (e.g., Form W-8BEN, Form W-8ECI or Form W-8IMY), properly completed and signed under penalty of perjury, attesting to the holder's exempt status. The appropriate W-8 will be provided by the Exchange Agent upon request. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Form W-9 for additional instructions.

        If backup withholding applies to the holder of Registered Notes or other payee, the appropriate backup holding amount of the "reportable payment" must be withheld. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service, provided the requisite information is supplied.

Purpose of Form W-9

        To prevent backup withholding with respect to any payments received in respect of the Registered Notes, each prospective holder of Registered Notes to be issued pursuant to Special Issuance Instructions should provide the Exchange Agent with either: (i) such prospective holder's correct TIN by completing the form below, certifying that the TIN provided on Form W-9 is correct (or that such prospective holder is awaiting a TIN), that such prospective holder is a U.S. person (including a U.S. resident alien), and that (A) such prospective holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified such prospective holder that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

What Number to Give the Exchange Agent

        The prospective holder of Registered Notes to be issued pursuant to Special Issuance Instructions is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the prospective record owner of the Registered Notes. If the Registered Notes will be held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Form W-9 for additional guidance regarding which number to report.

Form W-9 (Rev. December 2014) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type
See Specific Instructions on page 2.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification; check only one of the following seven boxes:
☐ Individual/sole proprietor or    ☐ C Corporation    ☐ S Corporation    ☐ Partnership    ☐ Trust/estate
      single-member LLC

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) > _____	Exempt payee code (if any) _____
Note. For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner.	Exemption from FATCA reporting code (if any) _____ (Applies to accounts maintained outside the U.S.)
☐ Other (see instructions) >

5 Address (number, street, and apt. or suite no.)	Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter.

Social security number

	–	–

or

Employer identification number

–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3.	I am a U.S. citizen or other U.S. person (defined below); and
4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here	Signature of U.S. person >	Date >

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at www.irs.gov/fw9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:

• Form 1099-INT (interest earned or paid)

• Form 1099-DIV (dividends, including those from stocks or mutual funds)

• Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

• Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

• Form 1099-S (proceeds from real estate transactions)

• Form 1099-K (merchant card and third party network transactions)

• Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

• Form 1099-C (canceled debt)

• Form 1099-A (acquisition or abandonment of secured property)

      Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

      If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? on page 2.

      By signing the filled-out form, you:

      1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

      2. Certify that you are not subject to backup withholding, or

      3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

      4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting? on page 2 for further information.

Cat. No. 10231X	Form W-9 (Rev. 12-2014)

Form W-9 (Rev. 12-2014)	Page 2

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

      In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

      If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

      1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

      2. The treaty article addressing the income.

      3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

      4. The type and amount of income that qualifies for the exemption from tax.

      5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

      Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

      If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

      You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

      1. You do not furnish your TIN to the requester,

      2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

      3. The IRS tells the requester that you furnished an incorrect TIN,

      4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

      5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

      Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

      Also see Special rules for partnerships above.

What is FATCA reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

      If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9.

      a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note. ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

      b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

      c. Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation. Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

      d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

      e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Form W-9 (Rev. 12-2014)	Page 3

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3.

Limited Liability Company (LLC). If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the "Limited Liability Company" box and enter "P" in the space provided. If the LLC has filed Form 8832 or 2553 to be taxed as a corporation, check the "Limited Liability Company" box and in the space provided enter "C" for C corporation or "S" for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the "Limited Liability Company" box; instead check the first box in line 3 "Individual/sole proprietor or single-member LLC."

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

      The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

      1 – An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

      2 – The United States or any of its agencies or instrumentalities

      3 – A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

      4 – A foreign government or any of its political subdivisions, agencies, or instrumentalities

      5 – A corporation

      6 – A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

      7 – A futures commission merchant registered with the Commodity Futures Trading Commission

      8 – A real estate investment trust

      9 – An entity registered at all times during the tax year under the Investment Company Act of 1940

      10 – A common trust fund operated by a bank under section 584(a)

      11 – A financial institution

      12 – A middleman known in the investment community as a nominee or custodian

      13 – A trust exempt from tax under section 664 or described in section 4947

      The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .

Interest and dividend payments	All exempt payees except for 7

Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.

Barter exchange transactions and patronage dividends	Exempt payees 1 through 4

Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]

Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

1 See Form 1099-MISC, Miscellaneous Income, and its instructions.

2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

      A – An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

      B – The United States or any of its agencies or instrumentalities

      C – A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

      D – A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

      E – A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

      F – A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

      G – A real estate investment trust

      H – A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

      I – A common trust fund as defined in section 584(a)

      J – A bank as defined in section 581

      K – A broker

      L – A trust exempt from tax under section 664 or described in section 4947(a)(1)

      M – A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note. You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

      If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

      If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on this page), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

      If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution:A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 12-2014)	Page 4

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

      For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

      1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

      2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

      3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

      4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

      5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:

1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:		Give name and EIN of:

7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity[4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

2 Circle the minor's name and furnish the minor's SSN.

3 You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 2.

* Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

      To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

      If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

      If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

      For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

      Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

      The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

      If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

      Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

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  EXHIBIT 99.1
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
INSTRUCTIONS
IMPORTANT TAX INFORMATION